UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: August 2, 2010

(Date of earliest event reported): July 27, 2010

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1818 Market Street, Suite 1500, Philadelphia, PA	19103-3615
(Address of principal executive offices)	(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 27, 2010, the Compensation Committee of the Board of Directors of Sunoco Partners LLC (the “Company”) the general partner of Sunoco Logistics Partners L.P. (the “Partnership”) adopted and approved amendments to certain compensatory plans and arrangements (collectively, the “Plans”) in which the Company’s named executive officers and/or directors participate. The amendments are effective July 27, 2010. In the following descriptions of these amendments, initially capitalized terms have the meanings assigned to such terms in the respective Plans.

The amendments to the Plans include the following:

(i)	Special Executive Severance Plan:

•	Adds a definition of “Affiliate”;

•	Modifies the definition of “Annual Compensation” to include a Participant’s base salary and guideline bonus;

•

Limits certain subsidized medical benefits to Participants 50 years of age or older, on January 1, 2008 with ten years of service, and provides other Participants who are age 50 or older on termination with access to unsubsidized medical benefits until Medicare-eligible;

•	Adds a release and waiver component to participant eligibility under the Special Executive Severance Plan and modifies the definition of “Benefit Extension Period” accordingly;

•	Modifies the definition of “Qualifying Termination”; and

•

Adds additional officers of the Company to the definitions of “Executive Employee” and “Specified Employee” and clarifies that Company officers who are participants in an equivalent Sunoco, Inc. plan will not be deemed participants under this Plan.

(ii)	Executive Involuntary Severance Plan:

•	Adds a definition of “Affiliate”;

•

Adds additional officers of the Company to the definitions of “Executive Level Employee” and “Specified Employee” and clarifies that Company officers who are participants in an equivalent Sunoco, Inc. plan will not be deemed participants under this Plan;

•	Modifies the definition of “Salary Continuation Period” provide for either 52 or 78 weeks of coverage for Executive Level Employees; and

•	Modifies the definition of “Just Cause”.

(iii)	Long-Term Incentive Plan:

•	Adds the definition of “Qualifying Termination”;

•	Modifies the definition of “Specified Employee” to include additional officers of the Company; and

•

Revises the provisions relating to vesting and payment of Units in the event of a Change in Control from a “single-trigger” payout to a “double-trigger” payout, which requires both a Change in Control and a Qualifying Termination event.

(iv)	Directors’ Deferred Compensation Plan:

•	Adds a definition of “Affiliate”; and

•	Modifies the definition of “Change in Control” to conform with the definition in the Company’s other Plans.

(v)	Annual Incentive Plan:

•	Modifies the definition of “Pro-Rated Incentive Award” to clarify the calculation for a change in level of employment after the initiation of the Plan year.

In addition to the changes described above, the amended Plans include certain non-substantive changes to eliminate outdated provisions, and to conform definitions and section headings within each Plan.

The foregoing brief description of these amendments to the Company’s Plans is qualified in its entirety by reference to the amended and restated Plans which will be filed with the Partnership’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010, which the Partnership expects to file on or about August 4, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS LP.

By:	Sunoco Partners LLC, its General Partner

	By:	/s/ KATHLEEN SHEA-BALLAY
Kathleen Shea-Ballay
Vice President, General Counsel and Secretary

August 2, 2010

Philadelphia, PA